UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2005

CounterPath Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50346
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

320-5201 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and Zip Code)

408.876.4346
Registrant's telephone number, including area code

XTEN NETWORKS, INC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2005, we agreed to enter into amended and restated stock option agreements with 35 employees and one consultant amending the terms of previously granted options to purchase an aggregate of 5,160,992 shares of our common stock. We reduced the exercise price to $0.39 per share exercisable for a period of ten years pursuant to our 2004 or 2005 Stock Option Plan, as applicable, with 12.5% of the options vesting on April 7, 2006 and 1/48 of the remaining 87.5% of the options vesting every month after April 7, 2006. We also agreed to grant additional options to 34 employees and two consultants granting them the right to purchase an aggregate of 1,949,008 shares of our common stock at an exercise price of $0.39 per share exercisable for a period of ten years pursuant to our 2005 Stock Option Plan, with 12.5% of the options vesting on April 7, 2006 and 1/48 of the remaining 87.5% of the options vesting every month after April 7, 2006. For those employees or consultants receiving amended options and new options, the form of amended and restated stock option agreement is attached hereto as Exhibit 10.1. For those employees or consultants receiving only new grants of options, the form of stock option agreement was filed as Exhibit 4.4 to the Form S-8 that was filed with the Securities Exchange Commission on June 14, 2005.

Item 3.02. Unregistered Sales of Equity Securities.

Effective October 10, 2005, we granted stock options to 34 employees to purchase an aggregate of 1,812,341 shares of our common stock at an exercise price of $0.39 per share, exercisable until October 10, 2010. We issued the stock options to 34 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective October 10, 2005, we granted stock options to two consultants to purchase an aggregate of 136,667 shares of our common stock at an exercise price of $0.39 per share, exercisable until October 10, 2010. We issued the stock options to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

10.1 Form of Amended and Restated Stock Option and Subscription Agreement (Canadian Residents)

10.2 Form of Amended and Restated Stock Option and Subscription Agreement (U.S. Residents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH SOLUTIONS, INC.

By: /s/ Mark Bruk
Mark Bruk
President and Chief Executive Officer

Dated: October 14, 2005